PROMISSORY NOTE – LINE OF CREDIT

This Promissory Note Payable on Demand (the "Note") is made and effective this 2nd day of April, 2018,

BETWEEN:

Micah Eldred (the "Lender"), an individual with his main address located at

(REDACTED)

AND:

Endurance Exploration Group, Inc. (the "Borrower"), a corporation organized and existing under the laws of the State of Florida, with its head office located at:

15500 Roosevelt Blvd., Suite 301

Clearwater, FL  33760

RECITALS

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the principal sum of Five Hundred Thousand Dollars ($500,000), or so much thereof as may be disbursed to, or for the benefit of the Borrower by Lender in Lender's sole and absolute discretion. It is the intent of the Borrower and Lender hereunder to create a line of credit agreement between Borrower and Lender whereby Borrower may borrow up to Five Hundred Thousand Dollars ($500,000) from Lender; provided, however, that Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and complete discretion of the Lender.

1.

INTEREST & PRINCIPAL

The unpaid principal of this line of credit shall bear simple interest at the rate of five [5%] per annum. Interest shall be calculated based on the principal balance as may be adjusted from time to time to reflect additional advances made hereunder. Interest on the unpaid balance of this Note shall accrue monthly but shall not be due and payable until such time as when the principal balance of this Note becomes due and payable. The principal balance of this Note shall be due and payable on December 1, 2022. There shall be no penalty for early repayment of all or any part of the principal.

2.

SECURITY

This Note shall be secured by a security interest on right, title and interest of the Borrower in, to and under all of the tangible and intangible property owned or possessed by the Borrower, including but not limited to the following, whether now existing or hereafter from time to time acquired: (a) each and every Item salvaged or recovered by the Borrower from its maritime salvage activities, to the extent of the Borrower’s claim; (b) each and every receivable from services rendered by the Borrower or any business owned or operated by the Borrower; (c) all contracts related to any business activities of the Borrower and any business owned by the Borrower, together with all contract rights arising thereunder; (d) all inventory; (e) all equipment; (f) all marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Borrower symbolized by the marks; (f) all patents and copyrights created at or used by the Borrower; (g) all computer programs of the Borrower and all intellectual property rights therein and all other proprietary information of the Borrower, including, but not limited to, trade secrets; (h) all other goods, general intangibles, chattel paper, documents and instruments of the Borrower; (i) the specific assets listed in Exhibit “A” attached hereto; and  (j) all proceeds, accessions and products of any and all of the foregoing  (all of the above, collectively, the "Collateral").

3.

DEFAULT

The Borrower shall be in default of this Note on the occurrence of any of the following events: (i) the Borrower shall fail to meet its obligation to make the required principal or interest payments hereunder; (ii) the Borrower shall be dissolved or liquidated; (iii) the Borrower shall make an assignment for the benefit of creditors or shall be unable to, or shall admit in writing their inability to pay their debts as they become due; (iv) the Borrower shall commence any case, proceeding, or other action under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or any such action shall be commenced against the undersigned; (v) the Borrower shall suffer a receiver to be appointed for it or for any of its property or shall suffer a garnishment, attachment, levy or execution.

4.

REMEDIES

Upon default of this Note, Lender may declare the entire amount due and owing hereunder to be immediately due and payable. Lender may also use all remedies in law and in equity to enforce and collect the amount owed under this Note. Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed as of the date first written above.

LENDER

BORROWER

ENDURANCE EXPLORATION GROUP, INC.

/s/ Micah Eldred

/s/ Carl Dilley

MICAH ELDRED

By:  Carl Dilley, Vice President

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